EXHIBIT 23.2








                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-__________) and in the related Prospectus of our report, dated April 1, 2004, with respect to the consolidated financial statements and schedule of N-Viro International Corporation included in the Annual Report on Form 10-K for the year ended December 31, 2003.







                                     /s/  FOLLMER  RUDZEWICZ  PLC
                                   ------------------------------
                                   FOLLMER  RUDZEWICZ  PLC


Southfield,  Michigan
October  4,  2004
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